EXHIBITS TO BE FILED BY EDGAR

         (a)   Exhibits:

               G        -       Financial Data Schedule
               I        -       Form of Notice

               (b)              Financial Statements:

                                l-A(c)  -        GPU  (Corporate)
                                                 Balance  Sheets,
                                                 actual and pro forma,
                                                 as at September 30,
                                                 1997, and Statements
                                                 of Income and Retained
                                                 Earnings, actual and
                                                 pro forma, for the
                                                 twelve months ended
                                                 September 30, 1997;
                                                 pro forma journal
                                                 entries.

                                l-B(c)  -        GPU and Subsidiary
                                                 Companies Consolidated
                                                 Balance Sheets, actual
                                                 and pro forma, as at
                                                 September 30, 1997,
                                                 and Consolidated
                                                 Statements of Income
                                                 and Retained Earnings,
                                                 actual and pro forma,
                                                 for the twelve months
                                                 ended  September  30,
                                                 1997; pro  forma
                                                 journal entries.

                                l-C(c)  -        JCP&L Balance Sheets,
                                                 actual and pro forma,
                                                 as at September 30,
                                                 1997, and Statements
                                                 of Income and Retained
                                                 Earnings, actual and
                                                 pro forma, for the
                                                 twelve months ended
                                                 September 30, 1997;
                                                 pro forma journal
                                                 entries.

                                l-D(c)  -        Met-Ed Consolidated
                                                 Balance Sheets, actual
                                                 and pro forma, as at
                                                 September 30, 1997,
                                                 and Consolidated
                                                 Statements of Income

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                                                 and Retained Earnings,
                                                 actual and pro forma,
                                                 for the twelve months
                                                 ended  September  30,
                                                 1997;  pro  forma
                                                 journal entries.

                                l-E(c)  -        Penelec Consolidated
                                                 Balance Sheets, actual
                                                 and pro forma, as at
                                                 September 30, 1997,
                                                 and Consolidated
                                                 Statements of Income
                                                 and Retained Earnings,
                                                 actual and pro forma,
                                                 for the twelve months
                                                 ended  September  30,
                                                 1997;  pro  forma
                                                 journal entries.